UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

OVID THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, 14th Floor New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646-661-7661

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

On May 1, 2025, the Board of Directors of Ovid Therapeutics Inc. (the “Company”) established July 9, 2025 as the date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The time and location of the 2025 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”). The record date for determining stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting will be the close of business on May 19, 2025.

Because the date of the 2025 Annual Meeting is being delayed by more than 30 days from the anniversary date of the Company’s 2024 Annual Meeting of Stockholders, the Company is filing this Current Report on Form 8-K to inform stockholders of this change and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders who intend to present proposals for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are delivered to or mailed and received by the Company’s Secretary at Ovid Therapeutics Inc., 441 Ninth Avenue, 14th floor, New York, NY 10001, no later than May 12, 2025, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials for the 2025 Annual Meeting, and must furthermore comply with all applicable requirements of Rule 14a-8.

Pursuant to the Company’s amended and restated bylaws (“Bylaws”), for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Company’s Secretary at Ovid Therapeutics Inc., 441 Ninth Avenue, 14th floor, New York, NY 10001. To be timely for the 2025 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by the Company’s Secretary at the Company’s principal executive offices not later than May 12, 2025, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2025 Annual Meeting. A stockholder’s notice to the Secretary must also set forth the information required by the Bylaws.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 12, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2025

OVID THERAPEUTICS INC.

By:	/s/ Jeffrey Rona
Jeffrey Rona
Chief Business and Financial Officer